UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

Phillips Edison & Company, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40594	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PECO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

Bank of America Amendment

On February 4, 2025, Phillips Edison & Company, Inc. (the “Company”) and Phillips Edison Grocery Center Operating Partnership I, L.P. (the “Partnership”) entered into a first amendment (the “Bank of America Amendment”) to the Second Amended and Restated Credit Agreement, dated as of July 31, 2023, among the Partnership, as borrower, the Company, as a guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent. The purpose of the Bank of America Amendment was to make certain conforming changes relating to amendments made to the Partnership’s and the Company’s credit agreement with PNC Bank, National Association.

The foregoing description of the Bank of America Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bank of America Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

KeyBank Amendment

On February 4, 2025, the Company and the Partnership entered into a first amendment (the “KeyBank Amendment”) to the Amended and Restated Credit Agreement, dated as of July 31, 2023, among the Partnership, as borrower, the Company, as a guarantor, the lenders party thereto and KeyBank National Association, as administrative agent. The purpose of the KeyBank Amendment was to make certain conforming changes relating to amendments made to the Partnership’s and the Company’s credit agreement with PNC Bank, National Association.

The foregoing description of the KeyBank Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the KeyBank Amendment, a copy of which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

CapOne Amendment

On February 4, 2025, the Company and the Partnership entered into a first amendment (the “CapOne Amendment”) to the Amended and Restated Credit Agreement, dated as of July 31, 2023, among the Partnership, as borrower, the Company, as a guarantor, the lenders party thereto and Capital One, National Association, as administrative agent. The purpose of the CapOne Amendment was to make certain conforming changes relating to amendments made to the Partnership’s and the Company’s credit agreement with PNC Bank, National Association.

The foregoing description of the CapOne Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the CapOne Amendment, a copy of which is filed as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	First Amendment to Second Amended and Restated Credit Agreement among Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison & Company, Inc., the lenders party thereto and Bank of America, N.A., as administrative agent, dated February 4, 2025.

10.2	First Amendment to Amended and Restated Credit Agreement among Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison & Company, Inc., the lenders party thereto and KeyBank National Association, as administrative agent, dated February 4, 2025.

10.3	First Amendment to Amended and Restated Credit Agreement among Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison & Company, Inc., the lenders party thereto and Capital One, National Association, as administrative agent, dated February 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: February 7, 2025	By:	/s/ John P. Caulfield
John P. Caulfield
Chief Financial Officer, Executive Vice President and Treasurer